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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934


        Date of Report (Date of Earliest Event Reported): March 29, 2000


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                                            36-3021754
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
 Incorporation or Organization)        File Number)      Identification Number)


400 N. Glenoaks Boulevard, Burbank, California                      91502
  (Address of Principal Executive Offices)                        (Zip Code)

Registrants telephone number, including area code: (818) 556-3333

(Former Name or Former Address if Changed Since Last Report)


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Item 4.  Change in Registrant's Certifying Accountant.

         As reported in COMC's Form 8K Current Report dated February 25, 2000, the Board of Directors of COMC, Inc. ("COMC") dismissed Hollander, Lumer & Co. LLP ("Hollander") as its independent public accountants and engaged Deloitte & Touche, LLP ("Deloitte") to replace Hollander as COMC's independent public accountants, effective February 2, 2000. On February 15, 2000, Deloitte resigned as COMC's independent auditors because Deloitte determined that, prior to its engagement as COMC's auditors, Deloitte had performed certain valuation services that could impact its independence. Between February 15, 2000, and March 27, 2000, COMC received and reviewed engagement proposals from other nationally recognized independent accounting firms. Effective March 27, 2000, COMC's Board of Directors decided to retain BDO Seidman, LLP as COMC's independent public accountants. COMC formally retained BDO Seidman, LLP as COMC's independent public accountants on March 28, 2000. No other independent accounting firms were consulted by COMC on any accounting and/or reporting matters between February 15, 2000 and March 28, 2000.


         Additional details concerning the recent changes in COMC's independent public accountants may be found in COMC's Form 8K Current Report filed with the SEC on February 25, 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, COMC has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 29, 2000

                                               COMC, INC.

                                               By:             /s/
                                                    --------------------------
                                                     John Ackerman,
                                                     Chairman